Summary Prospectus May 1, 2010

Virtus Intermediate Tax-Exempt Bond Fund

A: HIXZX	C: PCXIX	I: HIXIX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at http://www.virtus.com/individuals/forms/prospectuses.aspx?type=individual.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus and SAI, both dated May 1, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund has an investment objective to seek to provide a high level of current income that is exempt from federal income tax.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 81 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 44 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class C		Class I
Management Fees		0.45%		0.45%		0.45%
Distribution and Shareholder Servicing (12b-1) Fees		0.25%		1.00%		None
Other Expenses:
Shareholder Servicing Fees	None		None		0.05%
Acquired Fund Fees and Expenses(b)	0.01%		0.01%		0.01%
Remainder of Other Expenses(c)	0.32%		0.32%		0.32%
Total Other Expenses		0.33%		0.33%		0.38%
Total Annual Fund Operating Expenses		1.03%		1.78%		0.83%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(c)	Restated to reflect current fees.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$575	$787	$1,017	$1,675
Class C	Sold	$281	$560	$964	$2,095
	Held	$181	$560	$964	$2,095
Class I	Sold or Held	$85	$265	$460	$1,025

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 101% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks to generate high current income exempt from federal income tax by investing primarily in intermediate-term municipal securities. The fund employs an interest rate strategy to help manage the downside risk of rate movements on the portfolio. This is backed by extensive credit analysis to help maintain a high quality portfolio.

Under normal circumstances, the fund invests at least 80% of its assets in tax-exempt bonds, generally municipal securities. The fund normally maintains a dollar-weighted average maturity of between three and fourteen years.

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are those associated with:

>	Borrowing Risk. The risk that the costs of borrowing may exceed the income from investments made with such leverage.

>	Call Risk. The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original obligations.

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Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

>	Income Risk. The risk that income received from the fund will vary widely over the short- and long-term.

>	Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

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Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>	Municipal Bond Market Risk. The risk that events negatively impacting a particular municipal security, or the municipal bond market in general, will cause the fund’s investments to decrease in value.

>	Tax-Exempt Securities Risk. The risk that tax-exempt securities may not provide a higher rate of return than taxable securities.

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Tax Liability Risk. The risk that noncompliant conduct by a municipal bond issuer, or certain adverse interpretations or actions by a government or tax authority, could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability.

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U.S. Government Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s statutory prospectus.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at www.virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares

Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter: Q3/2009: 10.29%	Worst Quarter: Q3/2008: -4.67%	Year-to-date (3/31/10): 1.28%

Average Annual Total Returns (for the periods ended 12/31/09)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
	1 Year	5 Years	10 Years	Class A (1/16/01)	Class C (6/26/06)
Class I
Return Before Taxes	17.76%	3.86%	5.32%	—	—
Return After Taxes on Distributions	17.74%	3.76%	5.27%	—	—
Return After Taxes on Distributions and Sale of Fund Shares	13.11%	3.88%	5.21%	—	—
Class A
Return Before Taxes	11.88%	2.60%	—	3.72%	—
Class C
Return Before Taxes	16.69%	—	—	—	3.83%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%	5.73%	6.81%
Barclays Capital 3-15 Year Blend (2-17) Municipal Bond Index	9.46%	4.49%	5.60%	5.02%	5.75%

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The Barclays Capital 3-15 Year Blend (2-17) Municipal Bond Index is an unmanaged index of investment-grade municipal bonds with maturities of 3-15 years. The indexes are calculated on a total return basis.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Harris Investment Management, Inc. (“Harris”).

>	Laura Alter, Senior Partner and Managing Director, Fixed Income, is a manager of the fund. Ms. Alter has been Portfolio Manager of the fund since 2006.

>	Michael Janik, CFA, Principal, is a manager of the fund. Mr. Janik was appointed a Portfolio Manager of the fund in May 2010.

>	George W. Selby, CFA, Partner, is a manager of the fund. Mr. Selby has been Portfolio Manager of the fund since 1998.

c/o State Street Bank and Trust Company

P.O. Box 8301

Boston, MA 02266-8301

8429	5-10

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You can generally pay for shares by check or wire. (You may be charged wire fees or other transaction fees; ask your financial advisor.) When selling shares, you will receive a check, unless you request a wire. Payment for shares redeemed generally is made within seven days. You also may buy and sell shares through a financial advisor. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more information about buying and selling shares, ask your financial advisor or see “Your Account” on page 86, “How to Buy Shares” on page 87 and “How to Sell Shares” on page 88 of the fund’s prospectus.

Taxes

Distributions of net investment income attributed to the tax-exempt interest earned by the fund and designated as “exempt-interest dividends” will be exempt from the federal income tax. Such net investment income attributable to “private activity” bonds (other than private activity bonds issued in 2009 or 2010) may be a preference item for purposes of the federal alternative minimum tax. Income exempt from federal tax may be subject to state and local income tax. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.